UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

612 Paddock

Libertyville, Illinois  60048

(Address of principal executive offices)(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

612 Paddock

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

Class I Shares (FVILX)

Class N Shares (FVALX)

Class R Shares (FVRLX)

ANNUAL REPORT

MARCH 31, 2022

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS

MARCH 31, 2022 (UNAUDITED)

Dear Shareholder,

The market winds changed after the first of the calendar year and value stocks began outperforming growth stocks from January thru March, 2022.  From April thru December, 2021 growth stocks outperformed value stocks.  Our option hedges underperformed for April thru December, 2021 but limited volatility and helped smooth performance from January thru March, 2022.  With the Federal Reserve increasing interest rates and stopping its Quantitative Easing, we believe that value stocks will do well and that our option hedges will dampen volatility and help performance.

We have been expecting inflation to pick up for some time given the mountains of money that the Federal Reserve has printed.  Growth stock have outperformed Value stocks over the past several years.  That changed this past quarter.  Our put option overlay was a drag on performance, but helped in this past quarter.  The tide may have turned.

The last thirteen years have seen the Fed print money and pump it into the financial system, all the while with little impact on goods inflation (but a very large impact on the stock market).  Until now …

VALUE VS GROWTH

Inflation and the increasing interest rates that it causes impact value stocks differently than growth stocks.  Value stocks have lower valuations and more steady, predictable earnings which are more front end loaded and tend to have lower duration.  Growth stocks by contrast have higher valuations and more uncertain, speculative earnings which are back end loaded and have higher duration.  Think of the difference that a 1% increase in rates have on a 10 yr UST versus a 30 yr UST (conceptually not its exact magnitude).  That gives you a flavor for how rising interest rates impact value stocks versus growth stocks.

Annual Report | 1

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

Value stocks have outperformed their growth cousins so far this year.  We believe that it is due to the more attractive valuations of value stocks versus growth stocks.  Value stocks are more attractive both on an absolute basis and relative to their historical averages.

We believe that it will take quite a while for the valuation differences to compress.  Therefore, we believe that value stocks will outperform growth for several years.  With inflation, the performance differential could be substantial and long lasting.  A value style that also employs hedging could have stellar performance.

INFLATION

Inflation had been fairly benign until that spike at the end of the chart.  We had thought that with the trillions of dollars that the Fed had printed over the past thirteen years that inflation would have ignited much sooner.  Oddly, instead of this inflation solely being caused by Fed printing, it is also caused by supply chain disruptions.  Less supply, same or increasing demand gives you higher prices.

This has been brewing since 2020.  While the Ukraine conflict may be adding fuel to the fire, it is not the main driver of rising prices.

High inflation is about the only thing that will force the Fed to tighten monetary policy and stop printing money.  The problem is that once inflation psychology takes hold in the consumer, it is difficult to turnaround.

The Fed raised rates by 0.25% at its March meeting.  Obviously, that will not put a dent in nearly 8% inflation.  Citi put out piece last week that they expected four 0.5% rate increases in 2022.  Other banks have predicted Fed Funds rate of 2.5 – 3.5% by the end of 2022.  While even those predicted rates are low, compared to 8% inflation, they are much higher than investors have been pricing into stocks.  The current dividend yield on the S&P 500 is about 1.35%.  Will dividends have to increase or stock prices fall for yield to compete with Fed Funds or bond rates?

Annual Report | 2

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

INTEREST RATES

The 10 yr US Treasury has been in a downtrend channel since the early 90’s.  It has helped propel stocks to great heights.  As the discount (risk free) rate decreases on a dividend discount model the future value increases.  The converse is also true.  What happened the last time the 10yr UST broke thru the upper channel in 2018?  (See the next chart).

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THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

MORTGAGE RATES

Mortgage rates have climbed almost 190 bps since year end.  Homebuyers had been used to 3.0% mortgages which caused buying frenzies over much of the country.  Home price increases caused wealth effect demand which has led to inflation accelerating.

However, the recent mortgage rate spike to over 4.9% has caused a drop in new mortgages applications.  Will a reverse in home prices be far behind?

HIGH YIELD

This chart is a couple of weeks old and does not show the recent spike up but we wanted to show the rapid deterioration in High yield bonds.  As the Fed removes liquidity from the system by both raising short rates and either not continuing QE or actually doing Quantitative Tightening, stocks and HY bonds have to compete against USTs that actually have yield, albeit low, instead of zero yields.  Historically, HY used to follow stocks.  It may have started to lead.

Annual Report | 4

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

OIL

CLJ s104.70 104.50 / 105.70 12 x1
As of Close 18 Ma Vol 61924 OpenIn 57882
CLJ2 COMB Comdty
96) Actions
97) Edit
Line Chart
01/01/2021 - 03/21/2022
Last Px
Local CCY
Mov Avgs
Key Events
1D 3D 1M 6M YTD 1Y 5Y Max Daily
Table
+ Quick-Add
Edit Chart
Last Price
CLJ2 COMB Comdty (R1) 104.70
3AGSREG Index (L1) 4.274
DIEIGULP Index (R2) 357.81
WTI Crude Oil Futures Price UP 125%
US Regular Gasoline Prices UP 89%
US Gulf Coast Ultra Low Sulfur Diesel
Prompt Spot UP 155%
Russia
Ukraine
Invasion
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar
2021
2022
Australia 61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 4565 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2022 Bloomberg Finance L.P.
SN 480951 EDT GMT-4:00 H970-4379-173 19-Mar-2022 09:01:51

Oil prices have jumped over the past couple of years.  Given recent media coverage, one might think the price increases are all due to the Ukraine situation, but prices have risen for some time.  This may be due to lower investment by oil companies given lower prices a couple years ago when companies set their investment plans.  It is also due to oil leasing being shut down on Federal lands.

US Dollar

The US recently sanction Russia by denying them access to the SWIFT bank messaging system which transfers funds between banks.  It also from some of their foreign currency reserves.  This has led Russian to use an alternative to SWIFT, probably a Chinese bank messaging system.  It has also led Russia to demand payment for its oil and gas in Russian rubles or gold from non-friendly countries.  This diminishes the USD as a reserve currency and demand for the USD.

In the 70’s, Henry Kissinger devised a brilliant strategy with Saudi Arabia of pricing oil and its payment in USD in return for military protection of Saudi Arabia.  The middle east oil producers all priced their oil in USD and solidified demand for the petro-USD for decades.  The USD became the de facto world reserve currency.  It gave the US huge demand for its treasury debt and allowed for deficit spending and money printing for decades.

These actions against Russia may be undermining that regime.  India has announced plans for buying Russian oil in rupees.  Others, like China and some middle east countries may follow suit.  It is still early, but if this gets legs, it could undermine a pillar of USD strength and demand for USD and US Treasuries at a time when our debt to GDP is nearing 130%.  This would lead to a weakening USD and more inflation.  It may also increase the demand for gold.  It is early, but worth keeping an eye on.

Annual Report | 5

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

CHINA

Evergrande, China’s largest property developer, has been struggling for some time.  It has defaulted on some of its bonds and is trying to restructure the rest of its debt.  This has impacted the whole property sector.  While Americans have much of their wealth in stocks, Chinese have most of their wealth in property.  So the stress on property developers can have knock on effects to property prices as developers have to start discounting to raise cash to pay bonds.  The property developers have huge debts.

In 2016, there was an Epoch Times story that said there were 70 million apartment units in China that were empty.  Some Chinese buy these as investments with the hope of selling them as “new” (never lived in before) at a higher price.  That might be reasonable if the overhang is small, but 70 million is quite a dangerous overhang.  One wonders if China may have a “Lehman” moment sometime this year?

After spiking in 2020, the Nasdaq Golden Dragon China Index continues to drop, losing all of its spike and then some.  The tech index is off around 70% from its peak.

Annual Report | 6

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

VALUATIONS

Hussman Strategic Advisors
Market valuation measures presented as multiples of their respective historical norms (log scale)
S&P 500 forward operating earnings and revenues imputed prior to 1980 based on estimated relationship with other observable data series.
Data: Federal Reserve, Robert Shiller, Bloomberg, Standard & Poors
4.00
2.00
1.00
0.50
0.25
1947
1951
1954
1958
1961
1965
1968
1972
1975
1979
1982
1986
1989
1993
1996
2000
2003
2007
2010
2014
2017
2021
Price / normalized forward operating earnings (see Hussman 08/02/10)
Hussman Margin-Adjusted P/E (see Hussman 05/05/14 & 09/04/17)
Market capitalization of non-financial equities / nominal GDP
Price / Revenue
Nonfinancial market cap / Gross value-added (see Hussman 05/18/15)

One of our favorite economists, John Hussman, has some new charts out.  The first above looks at several valuation metrics and concludes that we are at higher valuations than 2000 and 2008.  At the March lows, he published some charts that showed that even after the drop, valuations were still very near their extremes.

Annual Report | 7

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

Hussman Strategic Advisors
Data: Standard & Poors, Robert Shiller, Federal Reserve
The 12-year return is quite good if the *end* of the 12-year period is the peak of a bubble
Estimated 12-year S&P 500 nominal annual total return:
Before 1950: 0.4057-0.1126*ln(Hussman margin-adjusted P/E)
After 1950: 0.096-0.1256*ln(nonfinancial market cap/gross value-added)
Estimated 12-year annual Treasury bond return:
0.9*current 10y Tbond yield + 0.1*current 30y Tbond yield
The autocorrelation profile of S&P 500 valuations typically reaches zero at a 12-year horizon.
3/18/22: -7.06%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
-2.5%
-5.0%
-7.5%
-10.0%
1928
1932
1936
1941
1945
1949
1953
1957
1961
1965
1969
1973
1977
1981
1985
1990
1994
1998
2002
2006
2010
2014
2018
2022
Hussman equity risk-premium model (MAPE, MCap/GVA projection in excess of Treasury yield)
Actual subsequent 12-year S&P 500 annual total return in excess of Treasury bonds

The worst equity returns happen when profit margins are extreme and valuations are extreme.  They generally are not sustainable and revert back to the mean.  As investing legend Jeremy Grantham notes, reversion to the mean is one of the strongest forces in the universe.  Hussman projects that equities will underperform Treasuries by around 7% over the next 12 years.  It may not happen, but we are glad that we focus on managing risk.

LOOKING FORWARD

We try to produce the best risk-adjusted returns available.  As risks have increased, we have increased our protection.  If risks subside or are priced in, we will gladly reduce our protection.  But until the market more fully reflects these risks, we will remain cautious.

Best regards,

Thomas H. Forester

CIO and Portfolio Manager

Annual Report | 8

THE FORESTER VALUE FUND-CLASS I

PERFORMANCE ILLUSTRATION

MARCH 31, 2022 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2022 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	3.22%	1.82%	0.45%	1.93%	$32,017
S&P 500 Index	15.65%	15.98%	14.62%	15.35%	$155,686

Comparison of the Change in Value of a $25,000 Investment in the Forester Value Fund's Class I, and the S&P 500 Index.

$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
6/08/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
Class I
S&P 500

* The chart assumes an initial gross investment of $25,000 made on 6/8/09 for Class I (Class I inception) and S&P 500 Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Annual Report | 9

THE FORESTER VALUE FUND-CLASS N

PERFORMANCE ILLUSTRATION

MARCH 31, 2022 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2022 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	2.96%	1.55%	0.20%	2.83%	$18,734
S&P 500 Index	15.65%	15.98%	14.62%	7.53%	$51,411

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class N, and the S&P 500 Index.

$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
9/10/1999
3/31/2000
3/31/2001
3/31/2002
3/31/2003
3/31/2004
3/31/2005
3/31/2006
3/31/2007
3/31/2008
3/31/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
Class N
S&P 500

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N (Class N inception) and S&P 500 Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Annual Report | 10

THE FORESTER VALUE FUND-CLASS R

PERFORMANCE ILLUSTRATION

MARCH 31, 2022 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2022 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	2.56%	1.29%	0.03%	0.16%	$10,184
S&P 500 Index	15.65%	15.98%	14.62%	14.31%	$45,054

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class R, and the S&P 500 Index.

$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
12/28/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
Class R
S&P 500

* The chart assumes an initial gross investment of $10,000 made on 12/28/10 for Class R (Class R inception) and S&P 500 Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Annual Report | 11

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Communication Services 2.05%
Consumer Discretionary 1.81%
Consumer Staples 12.42%
Energy 8.67%
Financials 10.04%
Health Care 15.02%
Industrials 4.78%
Information Technology 5.86%
Materials 4.06%
Utilities 9.42%
Put Option 1.33%
U.S. Government Obligations 20.12%
Money Market Funds 4.42%

Sectors are categorized using Global Industry Classification Standard (GICS).

Annual Report | 12

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2022

Shares/Par Value		Fair Value

COMMON STOCKS - 73.42%

Communication Services - 2.03%
2,000	Verizon Communications, Inc.	$ 101,880

Consumer Discretionary - 1.79%
1,570	Ebay, Inc.	89,898

Consumer Staples - 12.30%
2,780	Conagra Brands, Inc.	93,325
2,060	General Mills, Inc.	139,503
1,010	JM Smucker Co.	136,764
2,120	The Kroger Co.	121,624
1,400	Tyson Foods, Inc. Class A	125,482
		616,698
Energy - 8.59%
1,400	Chevron Corp.	227,962
790	Exxon Mobil Corp.	65,246
550	Pioneer Natural Resources Co.	137,517
		430,725
Financials - 9.94%
1,130	Allstate Corp.	156,516
310	Aon Plc. (United Kingdom)	100,945
720	Travelers Companies, Inc.	131,566
2,060	US Bancorp, Inc.	109,489
		498,516
Health Care - 14.88%
1,680	Bristol Myers Squibb Co.	122,690
1,920	Cardinal Health, Inc.	108,864
370	Cigna Corp.	88,656
1,400	CVS Health Corp.	141,694
940	Johnson & Johnson	166,596
230	UnitedHealth Group, Inc.	117,293
		745,793
Industrials - 4.73%
850	3M Co.	126,548
840	Quanta Services, Inc.	110,552
		237,100
Information Technology - 5.81%
830	International Business Machines Corp.	107,917
200	Microsoft Corp.	61,662
1,470	Oracle Corp.	121,613
		291,192

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2022

Shares/Par Value		Fair Value

COMMON STOCKS (CONTINUED) - 73.42%

Materials - 4.02%
2,400	Agnico Eagle Mines, Ltd. (Canada)	$ 146,976
6,500	Alamos Gold, Inc.	54,730
		201,706
Utilities - 9.33%
933	Constellation Energy Corp.	52,500
950	DTE Energy Co.	125,600
2,800	Exelon Corp.	133,364
3,410	First Energy Corp.	156,383
		467,847

TOTAL FOR COMMON STOCKS (Cost $1,997,976) - 73.42%		3,681,355

TOTAL FOR PUT OPTIONS PURCHASED (Premiums Paid $89,912) - 1.32%		66,000

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 19.93%
500,000	U.S. Government Treasury Bill, 0.00%, 04/28/2022	499,949
500,000	U.S. Government Treasury Bill, 0.00%, 06/30/2022	499,356
TOTAL FOR U.S GOVERNMENT AGENCIES & OBLIGATIONS (Cost $999,311) - 19.93%		999,305

MONEY MARKET FUND - 4.38%
219,528	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, Institutional Class, 0.17% **	219,528
TOTAL FOR MONEY MARKET FUND (Cost $219,528) - 4.38%		219,528

TOTAL INVESTMENTS (Cost $3,306,727) - 99.05%		4,966,188

OTHER ASSETS LESS LIABILITIES, NET - 0.95%		47,544

NET ASSETS - 100.00%		$ 5,013,732

** Variable rate security; the coupon rate shown represents the yield at March 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report | 14

THE FORESTER VALUE FUND

SCHEDULE OF PUT OPTIONS PURCHASED

MARCH 31, 2022

* Non-income producing security during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price at March 31, 2022.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Annual Report | 15

THE FORESTER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2022

Assets:
Investments in Securities, at Fair Value (Cost $3,306,727)	$ 4,966,188
Cash	1,005
Deposit with Broker for Options	53,040
Receivables:
Dividends and Interest	4,632
Total Assets	5,024,865
Liabilities:
Payables:
Shareholder Redemption	5,857
Due to Advisor	5,276
Total Liabilities	11,133
Net Assets	$ 5,013,732

Net Assets Consist of:
Paid In Capital	$ 4,145,108
Distributable Earnings	868,624
Net Assets	$ 5,013,732

Class I Shares:
Net Assets	$ 1,109,317
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	189,137
Net asset value, offering price, and redemption price per share	$ 5.87

Class N Shares:
Net Assets	$ 3,139,059
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	551,598
Net asset value, offering price, and redemption price per share	$ 5.69

Class R Shares:
Net Assets	$ 765,356
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	125,176
Net asset value, offering price, and redemption price per share	$ 6.11

The accompanying notes are an integral part of these financial statements.

Annual Report | 16

THE FORESTER VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2022

Investment Income:
Dividends	$ 115,033
Interest	258
Total Investment Income	115,291

Expenses:
Advisory Fees	44,996
Distribution (12b-1) Fees	11,649
Administration Fees	5,448
Interest Expense	81
Total Expenses	62,174

Net Investment Income	53,117

Realized and Unrealized Gain on Investments and Options:
Realized Gain on:
Investments	703,493
Options Purchased	(666,867)
36,626
Net Change in Unrealized Appreciation on:
Investments	(11,218)
Options Purchased	60,582
49,364

Net Realized and Unrealized Gain on Investments and Options	85,990

Net Increase in Net Assets Resulting from Operations	$ 139,107

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

THE FORESTER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2022	3/31/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 53,117	$ 79,683
Net Realized Gain (Loss) on Investments and Options	36,626	(824,656)
Unrealized Appreciation on Investments and Options	49,364	541,187
Net Increase (Decrease) in Net Assets Resulting from Operations	139,107	(203,786)

Distributions to Shareholders:
Distributions:
Class I Shares	(15,238)	(750,510)
Class N Shares	(33,446)	(2,029,434)
Class R Shares	(5,869)	(427,971)
Total Distributions Paid to Shareholders	(54,553)	(3,207,915)

Capital Share Transactions	(651,420)	(117,686)

Total Decrease	(566,866)	(3,529,387)

Net Assets:
Beginning of Year	5,580,598	9,109,985

End of Year	$ 5,013,732	$ 5,580,598

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

THE FORESTER VALUE FUND-CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

Years Ended				
	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Net Asset Value, at Beginning of Year	$ 5.77	$ 11.10	$ 11.61	$ 11.63	$ 11.36
Income From Investment Operations:					
Net Investment Income *	0.07	0.12	0.17	0.14	0.12
Net Gain (Loss) on Securities (Realized and Unrealized)	0.11	(0.39)	0.04	0.03	0.27
Total from Investment Operations	0.18	(0.27)	0.21	0.17	0.39
Distributions:					
Net Investment Income	(0.08)	(0.20)	(0.72)	(0.19)	(0.12)
Realized Gains	-	(4.86)	-	-	-
Total from Distributions	(0.08)	(5.06)	(0.72)	(0.19)	(0.12)
Net Asset Value, at End of Year	$ 5.87	$ 5.77	$ 11.10	$ 11.61	$ 11.63
Total Return **	3.22%	(1.17)%	2.04%	1.57%	3.49%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 1,109	$ 1,213	$ 2,407	$ 10,978	$ 20,474
Ratio of Expenses to Average Net Assets	0.99% (a)	0.99% (a)	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.30%	1.50%	1.22%	1.09%
Portfolio Turnover	7.80%	4.77%	21.80%	38.45%	13.11%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

(a) Expenses (excluding interest expense) were 0.99% for the years ended March 31, 2022 and March 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

THE FORESTER VALUE FUND-CLASS N

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

Years Ended				
	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Net Asset Value, at Beginning of Year	$ 5.59	$ 10.88	$ 11.39	$ 11.35	$ 11.12
Income From Investment Operations:					
Net Investment Income *	0.06	0.09	0.13	0.11	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	0.10	(0.39)	0.05	0.04	0.26
Total from Investment Operations	0.16	(0.30)	0.18	0.15	0.36
Distributions:					
Net Investment Income	(0.06)	(0.13)	(0.69)	(0.11)	(0.13)
Realized Gains	-	(4.86)	-	-	-
Total from Distributions	(0.06)	(4.99)	(0.69)	(0.11)	(0.13)
Net Asset Value, at End of Year	$ 5.69	$ 5.59	$ 10.88	$ 11.39	$ 11.35
Total Return **	2.96%	(1.54)%	1.80%	1.37%	3.23%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 3,139	$ 3,563	$ 5,826	$ 7,461	$ 9,768
Ratio of Expenses to Average Net Assets	1.25% (a)	1.25% (a)	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.03%	1.04%	1.18%	0.99%	0.86%
Portfolio Turnover	7.80%	4.77%	21.80%	38.45%	13.11%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

(a) Expenses (excluding interest expense) were 1.25% for the years ended March 31, 2022 and March 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

THE FORESTER VALUE FUND-CLASS R

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

Years Ended				
	3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Net Asset Value, at Beginning of Year	$ 6.01	$ 11.26	$ 11.76	$ 11.72	$ 11.42
Income From Investment Operations:					
Net Investment Income *	0.05	0.07	0.10	0.09	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	0.10	(0.38)	0.06	0.02	0.28
Total from Investment Operations	0.15	(0.31)	0.16	0.11	0.35
Distributions:					
Net Investment Income	(0.05)	(0.08)	(0.66)	(0.07)	(0.05)
Realized Gains	-	(4.86)	-	-	-
Total from Distributions	(0.05)	(4.94)	(0.66)	(0.07)	(0.05)
Net Asset Value, at End of Year	$ 6.11	$ 6.01	$ 11.26	$ 11.76	$ 11.72
Total Return **	2.56%	(1.62)%	1.56%	0.99%	3.05%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 765	$ 804	$ 877	$ 1,063	$ 1,285
Ratio of Expenses to Average Net Assets	1.50% (a)	1.50% (a)	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.78%	0.81%	0.92%	0.74%	0.64%
Portfolio Turnover	7.80%	4.77%	21.80%	38.45%	13.11%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

(a) Expenses (excluding interest expense) were 1.50% for the years ended March 31, 2022 and March 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

     MARCH 31, 2022

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering one series of shares, The Forester Value Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor. The Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. Each class of shares commenced operations on the following dates: Class I shares June 8, 2009, Class N shares September 10, 1999 and Class R shares December 28, 2010. Each class differs as to administrative and distribution fees, such that Class I shares have no distribution fees but there is a higher minimum initial investment required. See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and State of Illinois, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Annual Report | 22

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2022

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2022, the Fund did not incur any interest or penalties.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Discounts and premiums are amortized over the useful lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and assumptions.

Options - The Fund may invest in put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Annual Report | 23

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2022

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report | 24

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2022

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments – Investments in other investment companies, including money market funds, are valued at the investment company’s net asset value per share.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government agencies & obligations - U.S. government agencies & obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Derivative instruments (put options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price. These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2021:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 3,681,355	$ -	$ -	$ 3,681,355
Put Options Purchased	66,000	-	-	66,000
U.S. Government Agencies & Obligations	-	999,305	-	999,305
Money Market Fund	219,528	-	-	219,528
	$ 3,966,883	$ 999,305	$ -	$ 4,966,188

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Annual Report | 25

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2022

The Fund did not hold any Level 3 assets during the year ended March 31, 2022. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement – The Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund. The Advisor receives a management fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.89% of the Fund's average daily net assets for Class I, Class N and Class R shares. For the year ended March 31, 2022, the Advisor earned a management fee of $10,125 for Class I, $28,271 for Class N, and $6,600 for Class R. The Fund owes the Advisor $3,816 for management fees as of march 31, 2022.

Administrative Fee - The Fund pays the Advisor an administration fee for all other normal operating expenses (including administrative services and all expenses related to the Fund’s daily operations, excluding management fees and certain excluded extraordinary expenses like non-filing legal fees ), which is computed and accrued daily and paid monthly, at an annual rate of 0.10% of the Fund's average daily net assets for Class I shares, 0.11% of the Fund's average daily net assets for Class N and Class R shares.  For the year ended March 31, 2022, the Advisor earned a fee of $1,138 for Class I, $3,494 for Class N and $816 for Class R.  The Fund owes the Advisor $462 at March 31, 2022 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense, which is computed and accrued daily and paid monthly, is limited to an annual rate 0.25% of Class N average daily net assets and an annual rate of 0.50% of Class R average daily net assets. For the year ended March 31, 2022, the Fund accrued $7,941 for Class N and $3,708 for Class R. The Fund owes the Advisor $998 at March 31, 2022 for distribution fees.

Related Party - Thomas Forester is the control person of the Advisor and also serves as a director officer, and Chief Compliance Officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2022, purchases and sales of investment securities, other than short-term investments, options and U.S. Government Securities, aggregated $302,388 and $1,436,742, respectively; purchases and sales of options aggregated $1,147,257 and $477,971, respectively; purchases and sales of U.S. Government Securities aggregated $1,999,154 and $1,749,994, respectively.

Annual Report | 26

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2022

6.) DERIVATIVE TRANSACTIONS

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of its derivative activities during the year ended March 31, 2022.

Average notional value of:

Put Options Purchased

$ 11,737,500

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

As of March 31, 2022, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Index Contracts
Put Options Purchased (Investments in Securities)	$ 66,000
Total Assets	$ 66,000

For the year ended March 31, 2022, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized appreciation on:	Equity Index Contracts	Total
Put Options Purchased (Investments)*	$ 60,582	$ 60,582

Net realized gain (loss) on:	Equity Index Contracts	Total
Put Options Purchased (Investments)*	$ (666,867)	$ (666,867)

*This information is also in the investments line item in the Statement of Operations.

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to

Annual Report | 27

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2022

receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may

Annual Report | 28

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2022

experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2022, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total par value and paid in capital totaled $4,145,108.  Transactions in capital stock were as follows:

	Year ended March 31, 2022		Year ended March 31, 2021
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	2,154	$ 12,587	2,240	$ 16,280
Shares issued in reinvestment of dividends	2,518	14,004	115,635	648,710
Shares redeemed	(25,903)	(149,327)	(124,358)	(1,057,192)
Net decrease	(21,231)	$ (122,736)	(6,483)	$ (392,202)

	Year ended March 31, 2022		Year ended March 31, 2021
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	53,561	$ 297,391	70,150	$ 516,511
Shares issued in reinvestment of dividends	5,977	32,276	359,141	1,953,727
Shares redeemed	(144,970)	(809,212)	(327,846)	(2,565,017)
Net increase (decrease)	(85,432)	$ (479,545)	101,445	$ (94,779)

	Year ended March 31, 2022		Year ended March 31, 2021
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	28,331	$ 171,347	26,365	$ 261,885
Shares issued in reinvestment of dividends	1,010	5,869	73,157	427,972
Shares redeemed	(37,948)	(226,355)	(43,590)	(320,562)
Net increase (decrease)	(8,607)	$ (49,139)	55,932	$ 369,295

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2022, the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Annual Report | 29

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2022

Undistributed Ordinary Income	$ 13,805
Short-term Capital Loss Carryforward – Non-expiring	(828,505)
Net Unrealized Appreciation of Investments	1,683,324
Total Distributable Earnings	$ 868,624

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund utilized $96,815 of its capital loss carryforward during the year ended March 31, 2022.

As of March 31, 2022, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Short-term non-expiring	$ 828,505

As of March 31, 2022, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities inclusive of derivative contracts were as follows:

Gross unrealized appreciation on investment securities	$ 1,717,766
Gross unrealized depreciation on investment securities	(34,442)
Net unrealized appreciation on investment securities	$ 1,683,324

Tax cost of investment securities, including short-term investments*	$ 3,282,864

*The difference between the book cost and tax cost of investments represents disallowed wash sales and mark-to-market on 1256 contracts for tax purposes.

The tax character of distributions paid during the years ended March 31, 2022 and 2021 are as follows:

Ordinary income:	March 31, 2022	March 31, 2021
Class I Shares	$ 15,238	$ 29,960
Class N Shares	33,446	53,314
Class R Shares	5,869	6,766
Total	$ 54,553	$ 90,040

Long-Term Capital Gains:	March 31, 2022	March 31, 2021
Class I Shares	$ -	$ 720,551
Class N Shares	-	1,976,119
Class R Shares	-	421,205
Total	$ -	$ 3,117,875

Reclassifications – The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow

Annual Report | 30

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2022

through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

9.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2022, National Financial Services, LLC, in omnibus accounts, for the benefit of others, in aggregate, owned approximately 35% of the Fund and may be deemed to control the Fund.

11.) MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Certain impacts from the COVID-19 outbreak, and other infectious illness outbreaks that may arise in the future, may have a significant negative impact on the Fund’s operations and performance. These circumstances may continue for an extended period of time, and may have an adverse impact on economic and market conditions. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies, are not known. The extent of the impact to the financial performance and the operations of the Fund will depend on future developments, which are highly uncertain and cannot be predicted.

Annual Report | 31

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Directors

  of the Forester Value Fund,

  a Series of the Forester Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Forester Value Fund, a Series of the Forester Funds (the "Fund"), including the schedule of investments and schedule of put options purchased, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Forester Value Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2022, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

May 24, 2022

Annual Report | 32

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2022 (UNAUDITED)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2021 through March 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Forester Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2021	March 31, 2022	October 1, 2021 through March 31, 2022

Actual	$1,000.00	$1,059.75	$5.08
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report | 33

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

The Forester Value Fund - Class N

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2021	March 31, 2022	October 1, 2021 through March 31, 2022

Actual	$1,000.00	$1,056.09	$6.41
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class R

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2021	March 31, 2022	October 1, 2021 through March 31, 2022

Actual	$1,000.00	$1,055.49	$7.69
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report | 34

THE FORESTER VALUE FUND

DIRECTORS & OFFICERS

MARCH 31, 2022 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 612 Paddock Libertyville, IL 60048 Age: 62	Director	Indefinite; Since Inception	1	Mr. Kelley has been a Senior Director of Hospitality Partnerships at AmTab Manufacturing since November, 2020. Before he was a National Account Executive for Concept Amenities since March, 2009.
Stanley Simpson 612 Paddock Libertyville, IL 60048 Age: 64	Director; Chairman	Indefinite; Since March 2007	1	Stanley Simpson has been a commodities trader for more than five years.
Barry Meyer 612 Paddock Libertyville, IL 60048 Age: 63	Director	Indefinite; Since March 2007	1	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 612 Paddock Libertyville, IL 60048 Age: 63	Director; President; Treasurer; Chief Compliance Officer	Indefinite; Since Inception	1	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99, & Chief Compliance Officer from 3/31/10 – present.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $100 annually by the Advisor for the fiscal year ended March 31, 2022.

Annual Report | 35

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2022 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for each month of the fiscal year on Form N-PORT.  The Fund’s complete schedule of investments for the last month of each quarter are available publicly. The Form N-PORT filings must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Liquidity Risk Management Program - The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended March 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Advisory Agreement Renewal - At a meeting held on March 31, 2022, the Board of Directors (the “Board”) of Forester Funds, including the Directors who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Funds (the “Independent Directors”) voting separately, reviewed and unanimously approved the continuance, for an additional annual period, of the Investment Advisory Agreements between the Funds and Forester Capital Management, Ltd. (the “Adviser”) on behalf of the Forester Value Fund (the “Value Fund”).

Annual Report | 36

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

In determining whether to approve continuances of the Investment Advisory Agreements of the Funds (the “Advisory Agreements”), the Independent Directors requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Fund and their shareholders. In addition to reviewing and considering this information, the Independent Directors considered information relating to the Fund and the Adviser that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to the Fund; (ii) the investment performance of the Fund; (iii) comparisons of the advisory fees and expenses of the Fund to the fees and expenses of peer groups of mutual funds; (iv) the Adviser’s costs of providing services to the Fund and the profits realized by the Adviser from its relationship with the Fund; (v) whether economies of scale in the Adviser’s costs of providing services have been realized from growth of the Fund’s assets; and (vi) whether the advisory fees payable by the Fund reflect an appropriate sharing of any such economies with such Fund for the benefit of the Fund and its shareholders. The Independent Directors also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Fund; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Fund; and (iv) indirect benefits, if any, that the Adviser may derive from its relationship with the Fund. The Independent Directors prior to voting, met with and asked questions of representatives of the Adviser, including. Thomas Forester.

The Adviser provided the Independent Directors with extensive information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. In these materials, the returns of the Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of mutual funds.

The analyses and comparisons provided by the Adviser showed that during the down part of market cycles, the Value Fund did quite well relative to market indices but tended to lag during the up part of those cycles.  The analyses also showed that, since inception, the Value Fund’s hedging strategies have generally been successful in reducing the volatility of an investment in the Fund as compared to the volatility of relevant securities indices. The Independent Directors observed that, although the Value Fund underperformed the S&P 500 Index from 2009 to date, this period has represented a largely uncorrected advance to historic valuation extremes, that the Fund’s outperformance of the Index prior to 2009 was substantial, and that the Fund’s return/risk characteristics have been well-aligned with its investment objectives. They reviewed the Value Fund’s performance over various periods as compared to the performance of mutual funds categorized by Morningstar, Inc. as U.S. Long-Short Equity. They recognized that the Fund’s performance during various recent multi-year periods lagged the average performance of

Annual Report | 37

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2022 (UNAUDITED)

these other mutual funds. Information provided to the Board indicated that, over the long term, the Adviser’s stock selection record for the Value Fund has been very good and that the underperformance of the Fund in recent years is largely attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general stock market movements. In evaluating the Value Fund’s investment performance, the Independent Trustees recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has caused the Fund’s significant underperformance since 2009, the Adviser has managed the investment portfolio of the Value Fund in a manner consistent with the Fund’s investment objective and policies, and with the Adviser’s investment methodology, as described in the Fund’s prospectus.

The Adviser noted that its fee levels were below the average in the Morningstar Long/Short category.  If the Funds grow, the Adviser would realize some economies of scale as the transfer agent, regulatory services and research costs do not go up as fast as revenues from assets.  The Adviser noted that the fee levels have been reduced previously and would not expect significant further reductions until significant economies of scale are realized.  The Adviser receives research from its brokers and may receive soft dollars (not currently) benefits from its relationship with the Funds.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds (1.25%/0.99% Value Fund N-share/I-share expense ratio versus an average of 2.15% for 192 funds in the Long/Short Fund Category.

Annual Report | 38

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2022

$ 13,000

FY 2021

$ 12,000

(b) Audit-Related Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2022

$ 2,000

FY 2021

$ 2,000

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2022

$ 0

FY 2021

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2022, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 8, 2022